SUPPLEMENT DATED MAY 3, 2023
TO

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 2, 2011
FOR MASTERS I SHARE NY, MASTERS CHOICE II NY, MASTERS FLEX II NY,
AND MASTERS EXTRA II NY

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED APRIL 29, 2011
FOR MASTERS EXTRA NY, MASTERS ACCESS NY, MASTERS CHOICE NY,
AND MASTERS FLEX NY

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 21, 2007
FOR REGATTA-NY, REGATTA GOLD-NY, AND FUTURITY NY

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2007
FOR MASTERS REWARD NY AND MASTERS SELECT NY

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY, AND
COLUMBIA ALL-STAR FREEDOM NY

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2003
FOR REGATTA EXTRA NY AND FUTURITY ACCOLADE NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement amends certain disclosure contained in the above-referenced prospectuses and statements of additional information issued by Delaware Life Insurance Company of New York (“DLNY”).

Delaware Life Insurance Company, the corporate parent of DLNY, has entered into a stock purchase agreement with Nassau Financial Group L.P., whereby Nassau Life Insurance Company, a New York domiciled life insurance company, will acquire all of the issued and outstanding common stock of DLNY.

The transaction is expected to close in the second half of 2023, subject to customary closing conditions, including receipt of all required regulatory approvals.

Although completion of the transaction will result in a change in control of DLNY, the terms and conditions of your Contract with DLNY will not change and you do not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.